UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 15, 2024

CULLINAN THERAPEUTICS, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-39856	81-3879991
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Main Street Suite 1350
Cambridge, Massachusetts		02142
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 617 410-4650

Cullinan Oncology, Inc.

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	CGEM	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Stock Purchase Agreement

On April 15, 2024, Cullinan Therapeutics, Inc. (formerly known as Cullinan Oncology, Inc.) (the “Company”) entered into a Stock Purchase Agreement (the “Purchase Agreement”) for a private placement (the “Private Placement”) with certain institutional accredited investors named therein (each, a “Purchaser” and collectively, the “Purchasers”). Pursuant to the Purchase Agreement, the Company agreed to sell to the Purchasers 14,421,070 shares (the “Shares”) of the Company’s common stock, par value $0.0001 per share (the “Common Stock”), at an offering price of $19.00 per Share and 315,790 pre-funded warrants to purchase Common Stock (the “Pre-Funded Warrants,” and together with the Shares, the “Securities”), at an offering price of $18.999 per Pre-Funded Warrant. The exercise price of each Pre-Funded Warrant will equal $0.001 per share, subject to proportional adjustments in the event of stock splits or combinations or similar events, and each Pre-Funded Warrant will be exercisable from the earlier of (i) the date the Pre-Funded Warrants are fully exercised and (ii) April 17, 2054, subject to an ownership limitation. The Pre-Funded Warrants may not be exercised if the aggregate number of shares of Common Stock beneficially owned by the holder thereof immediately following such exercise would exceed a specified beneficial ownership limitation; provided, however, that a holder may increase or decrease the beneficial ownership limitation by giving 61 days’ notice to the Company, but not to any percentage in excess of 19.99%. The gross proceeds of the Private Placement are expected to be approximately $280 million, before deducting placement agent fees and other expenses.

The Private Placement is expected to close on April 18, 2024, subject to the satisfaction of customary closing conditions. The Company intends to use the net proceeds from the Private Placement, together with existing cash, cash equivalents and short-term investments, to fund the clinical development of CLN-978 in autoimmune indications, ongoing and future clinical trials and other general corporate purposes. With the proceeds from the Private Placement, the Company expects to extend its cash runway into 2028. This cash estimate is a preliminary estimate and is based on information available to management as of the date of the Private Placement, and these estimates could change.

Morgan Stanley & Co. LLC, TD Securities (USA) LLC and Leerink Partners LLC acted as lead placement agents (the “Lead Placement Agents”) for the Private Placement. Stifel, Nicolaus & Company Incorporated acted as placement agent and Wedbush & Co., LLC and BTIG, LLC acted as co-placement agents (together with the Lead Placement Agents, the “Placement Agents”) for the Private Placement. The Company has agreed to pay customary placement fees and reimburse certain expenses of the Placement Agents.

The Purchase Agreement contains customary representations, warranties and agreements by the Company, customary conditions to closing, indemnification obligations of the Company, other obligations of the parties and termination provisions. Pursuant to the Purchase Agreement, the Company has agreed to certain restrictions on the issuance and sale of shares of the Company’s securities for a period beginning on the date of the Purchase Agreement until the later of (i) the close of trading on the sixtieth (60th) day following the date of the Purchase Agreement and (ii) the date the resale registration statement filed pursuant to the Registration Rights Agreement becomes effective (as defined below), subject to certain exceptions.

The Securities to be issued pursuant to the Purchase Agreement have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), or any state securities laws and will be issued pursuant to the exemption from registration provided for under Section 4(a)(2) of the Securities Act. The Company relied on this exemption from registration based in part on representations made by the Purchasers. The Securities may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements. Neither this Current Report on Form 8-K, nor any exhibit attached hereto, is an offer to sell or the solicitation of an offer to buy the Securities described herein.

Registration Rights Agreement

In connection with the Private Placement, the Company and the Purchasers entered into a Registration Rights Agreement, dated April 15, 2024 (the “Registration Rights Agreement”), providing for the registration for resale of the Shares and the shares of Common Stock issuable upon exercise of the Pre-Funded Warrants that are not then registered on an effective registration statement, pursuant to a registration statement (the “Registration Statement”) to be filed with the Securities and Exchange Commission (the “SEC”) no later than May 18, 2024. The Company has agreed to use commercially reasonable efforts to cause the Registration Statement to be declared effective as soon as practicable, but in no event later than June 17, 2024, and to keep the Registration Statement continuously effective from the date on which the SEC declares the Registration Statement to be effective until (i) the fifth anniversary of the date that the initial registration statement is declared effective, (ii) such date that all Registrable Securities (as such term is defined in the Registration Rights Agreement) covered by the Registration Statement cease to be Registrable Securities, (iii) such date that all Registrable Securities covered by the Registration Statement become eligible for resale without volume or manner-of-sale restrictions pursuant to Rule 144 as promulgated by the SEC under the Securities Act (“Rule 144”) and without the requirement for the Company to be in compliance with the current public information requirement under Rule 144 or (iv) such date that all Registrable Securities have been sold pursuant to a registration statement under the Securities Act or under Rule 144.

The Company has granted the Purchasers customary indemnification rights in connection with the Registration Rights Agreement. The Purchasers have also granted the Company customary indemnification rights in connection with the Registration Rights Agreement.

The foregoing description of the Purchase Agreement, the Registration Rights Agreement and the Pre-Funded Warrant is not complete and is qualified in its entirety by reference to the full text of the form of Purchase Agreement, form of Registration Rights Agreement and form of Pre-Funded Warrant, which are filed as Exhibits 10.1, 10.2 and 10.3, respectively, to this Current Report on Form 8-K and are incorporated by reference herein.

Item 3.02 Unregistered Sales of Equity Securities.

The information contained in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02.

Neither this Current Report on Form 8-K nor any exhibit attached hereto is an offer to sell or the solicitation of an offer to buy any securities of the Company.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective as of 9:47 A.M., Eastern Time on April 15, 2024, the Company amended its Second Amended and Restated Certificate of Incorporation, as amended (the “Certificate of Incorporation”), to effect a change of the Company’s name from “Cullinan Oncology, Inc.” to “Cullinan Therapeutics, Inc.” (the “Name Change”).

The Board of Directors of the Company (the “Board”) approved the Name Change pursuant to Section 242 of the General Corporation Law of the State of Delaware on April 14, 2024. Approval of the Company's stockholders was not required to effectuate the Name Change, the Name Change does not affect the rights of the Company’s stockholders, and there were no other changes to the Certificate of Incorporation. A copy of the amendment to the Certificate of Incorporation filed with the Secretary of State of the State of Delaware to effect the Name Change is attached hereto as Exhibit 3.1 and incorporated herein by reference.

In connection with the Name Change, the Board also approved an amendment and restatement of the Company’s Second Amended and Restated Bylaws solely to reflect the Name Change (as amended and restated, the “Third Amended and Restated Bylaws”) effective as of April 15, 2024. A copy of the Third Amended and Restated Bylaws is attached hereto as Exhibit 3.2 and incorporated herein by reference.

Following the Name Change, the Common Stock will continue to be listed on The Nasdaq Global Select Market under the ticker symbol “CGEM”. Trading of the Common Stock under the new name is expected to commence on April 16, 2024. The CUSIP number for the Common Stock will not change in connection with the Name Change.

Item 7.01 Regulation FD Disclosure.

On April 16, 2024, the Company issued a press release announcing the Private Placement and providing an update on its cash runway. The press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated into this Item 7.01 by reference.

Additionally, on April 16, 2024, the Company issued a press release announcing (i) the strategic expansion into autoimmune diseases, including the development plan of CLN-978, (ii) the initial clinical observations from CLN-978 in its Phase 1 clinical trial in patients with B-cell non-Hodgkin lymphoma ("B-NHL") and (iii) the Name Change. The press release is attached as Exhibit 99.2 to this Current Report on Form 8-K and incorporated into this Item 7.01 by reference.

The Company also updated its corporate presentation, used from time to time in meetings with third parties and posted to its website. A copy of the current presentation is attached as Exhibit 99.3 to this Current Report on Form 8-K.

The information in this Item 7.01, including Exhibits 99.1, 99.2 and 99.3 attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such filing.

Item 8.01 Other Events.

On April 16, 2024, the Company announced its strategic expansion into autoimmune diseases, including the development plan of CLN-978, and the initial clinical observations from CLN-978 in its Phase 1 clinical trial in patients with B-NHL and its Name Change.

The Company plans to submit an investigational new drug application to study CLN-978 in patients with systemic lupus erythematosus in the third quarter of 2024. The Company has discontinued enrollment in its B-NHL study to focus ongoing development in autoimmune diseases.

The Company announced that clinical observations from three patients treated in a Phase 1 dose escalation trial of patients with B-NHL show that CLN-978 was clinically active at the initial starting dose of 30 μg administered subcutaneously once weekly, as summarized in the table below.

Disease Characteristics and Efficacy Observations					Treatment Emergent Adverse Events[1]
ID	Diagnosis	Prior Lines	Duration of CLN-978 Treatment	Best Response	Non-Hematological	Hematological	CRS	ICANS
1	Diffuse Large B Cell Lymphoma	3	9 doses	Progressive Disease	Grade 1 fatigue, injection site reaction, intermittent headaches	Grade 4 lymphopenia[2]	Grade 1 (fever)	None
2	Follicular	3	24 doses (ongoing)	Stable Disease	Grade 1 pruritus	Grade 4 lymphopenia	Grade 1 (fever)	None
3	Mantle	3	7 doses	Complete Response	Grade 3 vascular access complication (DVT)[3,4] Grade 2 intermittent restlessness	Grade 3 lymphopenia	None	None

1 Highest grade events reported per category

2 Transient (<96h) lymphopenia following the first dose only based on mechanism of action (B cell depletion + transient T cell margination)

3 DVT = deep venous thrombosis, patient with prior history venous thromboembolic disease

4 Investigator assessed unrelated to CLN-978

Two of the three patients experienced objective clinical benefit including one patient who experienced a complete response. Grade 1 cytokine release syndrome (“CRS”) occurred in two patients and no patients experienced immune effector cell-associated neurotoxicity syndrome (“ICANS”). Other adverse events were low-grade, manageable, or mechanistically based (e.g. transient lymphopenia after the first dose only).

Of the two patients with detectable B cells at baseline, both patients experienced rapid, deep, and sustained B cell depletion after administration of CLN-978.

Forward Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that involve substantial risks and uncertainties. These forward-looking statements include, but are not limited to, express or implied statements regarding the Company's beliefs and expectations regarding: the Company’s cash runway following the closing of the Private Placement, our preclinical and clinical developments plans and timelines, including the uncertainty regarding the timing and results of regulatory submissions, including the IND we intend to file with CLN-978 and the risk that any INDs we may file are not cleared by the United States Food and Drug Administration or are not cleared on our expected timelines, or at all, the clinical and therapeutic potential of our product candidates, the strategy of our product candidates, our research and development activities, the expected use of proceeds from the private placement and the expected timeline for closing the private placement. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “hope,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “target,” “should,” “would,” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. Any forward-looking statements in this Current Report on Form 8-K are based on management's current expectations and beliefs of future events and are subject to known and unknown risks and uncertainties that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. These risks include, but are not limited to, the following: the risk that the conditions to closing of the Private Placement are not satisfied; uncertainty regarding the timing and results of regulatory submissions; success of our clinical trials and preclinical studies; risks related to our ability to protect and maintain our intellectual property position; risks related to manufacturing, supply, and distribution of our product candidates; the risk that any one or more of our product candidates, including those that are co-developed, will not be successfully developed and commercialized; the risk that the results of preclinical studies or clinical studies will not be predictive of future results in connection with future studies; and success of any collaboration, partnership, license or similar agreements. These and other important risks and uncertainties discussed in our filings with the SEC, including under the caption “Risk Factors” in our most recent Annual Report on Form 10-K and subsequent filings with the SEC, could cause actual results to differ materially from those indicated by the forward-looking statements made in this Current Report on Form 8-K. While we may elect to update such forward-looking statements at some point in the future, we disclaim any obligation to do so, even if subsequent events cause our views to change, except to the extent required by law. These forward-looking statements should not be relied upon as representing our views as of any date subsequent to the date of this Current Report on Form 8-K. Any forward-looking statement included in this Current Report on Form 8-K speaks only as of the date on which it was made.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
3.1	Certificate of Amendment to the Second Amended and Restated Certificate of Incorporation, effective as of April 15, 2024
3.2	Third Amended and Restated Bylaws of Cullinan Therapeutics, Inc., effective as of April 15, 2024
10.1	Form of Stock Purchase Agreement, dated April 15, 2024, by and among Cullinan Therapeutics, Inc. and the purchasers party thereto
10.2	Form of Registration Rights Agreement, dated April 15, 2024, by and among Cullinan Therapeutics, Inc. and the purchasers party thereto
10.3	Form of Pre-Funded Warrant
99.1	Press release issued by Cullinan Therapeutics, Inc. on April 16, 2024, related to the Private Placement
99.2	Press release issued by Cullinan Therapeutics, Inc. on April 16, 2024, related to CLN-978 and the Name Change
99.3	Corporate Presentation
104	Cover page from this Current Report on Form 8-K, formatted in Inline XBRL

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CULLINAN THERAPEUTICS, INC.

Date:	April 16, 2024	By:	/s/ Nadim Ahmed
Nadim Ahmed Chief Executive Officer